Exhibit 10.1

June 19, 2019
Dave Henderson
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Dear Dave:
This letter agreement (the “Agreement”) is intended to update our mutual understanding regarding your employment as President of MBS Textbook Exchange, LLC (the “Company”).
We are pleased to agree as follows:
1.Duties. You agree to be President for the Term of this Agreement (as described below). In this capacity, you shall perform such duties and have such responsibilities as are typically associated with such position. During your employment, you agree to devote your full business time and attention to the performance of your duties and responsibilities hereunder. You shall report to the Chairman and Chief Executive Officer of Barnes & Noble Education, Inc., Mike Huseby.
2.Term. The term of this Agreement shall be for a period beginning on the date hereof (the “Effective Date”) and ending on the second anniversary of the Effective Date or, if earlier, the termination of your employment in accordance with the provisions set forth below (the “Term”). In the event your employment with the Company continues after the expiration of the Term, such post-expiration employment shall be “at-will” and either party may terminate such employment with or without notice and for any reason or no reason.
(b)Your employment hereunder shall terminate upon your death and may be terminated by the Company upon written notice to you following your Disability (as defined below). In addition, the Company may immediately terminate your employment hereunder immediately for Cause (as defined below) or following two weeks’ written notice to you for any other reason. You may terminate your employment hereunder following written notice to the Company of your intention to resign with or without Good Reason (as defined below), provided, however, that a resignation shall not be deemed to be for Good Reason unless it complies with the requirements of Section 2(c)(iv).
(c)For purposes of this Agreement:
(i)“Cause” means (A) your engaging in intentional misconduct or gross negligence that, in either case, is injurious to Company; (B) your indictment, entry of a plea of nolo contendere, or conviction by a court of competent jurisdiction with respect to any crime or violation of law involving fraud or dishonesty (with the exception of misconduct based in good faith on the advice of professional consultants, such as attorneys and accountants) or any felony (or equivalent crime in a non-U.S. jurisdiction); (C) any gross negligence, intentional acts or intentional omissions by you in the performance of your duties ,(D) fraud, dishonesty, embezzlement, or misappropriation in connection with the performance of your employment duties and responsibilities; (E) your engaging in any act of intentional misconduct or moral turpitude reasonably likely to adversely affect the Company or its business; (F) your abuse of or dependency on alcohol or drugs (illicit or otherwise) that adversely affects your job performance; (G) your willful failure or refusal to properly perform the duties, responsibilities, or obligations of your employment for reasons other than Disability or authorized leave, or to properly perform or follow any lawful direction by the Company (with the exception of a willful failure or refusal to properly perform based in good faith on the advice of professional consultants, such as attorneys and accountants); or (H) your material breach of this Agreement or of any other contractual duty to, written policy of, or written agreement with the Company (with the exception of a material breach based in good faith on the advice of professional consultants, such as attorneys and accountants); provided that, with respect to clauses (C), (G) and (H), you have failed to cure such circumstances within 10 days following written notice from the Company.
(ii)“Disability” shall mean a written determination by a majority of three physicians (one of which shall be your most recent primary care provider) mutually agreeable to the Company and you (or, in the event of your total physical or mental disability, your legal representative) that you are physically or mentally unable to perform your duties as President of the Company under this Agreement and that such disability can reasonably be expected to continue for a period of six consecutive months or for shorter periods aggregating 180 days in any 12-month period.
(iii)“Good Reason” shall mean the occurrence of one or more of the following events without your written consent: (A) a reduction in your Annual Base Salary (as defined below) in effect as of the Effective Date pursuant to Section 3(a) or a reduction in your target annual bonus, (B) a reduction in your title, (C) the Company fails to make material payments to you as required by this Agreement, (D) a required relocation of your principal place of employment by more than 50 miles or (E) during the two-year period following a Change of Control, a material reduction in the value of the employee benefits provided to you.
(iv)You shall be deemed to terminate employment for Good Reason only if (A) you provide the Company with written notice of Good Reason within a period not to exceed 90 days after the initial existence of the condition alleged to give rise to Good Reason, (B) the Company fails to remedy the condition within 30 days of such notice, and (C) your termination is within six months following the initial existence of the condition alleged to give rise to Good Reason.
3.Compensation.
(a)Annual Base Salary. During the Term, the Company shall pay you, for all services you perform hereunder, an annual base salary of U.S. $500,000.00.
(b)Bonus Compensation. During the Term, the Company may pay you discretionary annual bonus compensation, as determined by the Compensation Committee, with an annual target amount of not less than 60% of your Annual Base Salary for fiscal year 2019 and 85% of your Annual Base Salary for fiscal year 2020 and thereafter, which, if awarded, shall be paid by the Company in accordance with and subject to the terms and conditions of the incentive or compensation plan or arrangement specified by the Compensation Committee.
(c)Employee Benefits. During the Term, you shall be eligible to participate in and receive any benefits to which you are currently entitled, or under the employee benefit plans that the Company provides for its employees generally, all of which are subject to change.

(d)Expenses. During the Term, the Company shall reimburse you for all reasonable expenses incurred by you in the performance of your duties and responsibilities under this Agreement, including entertainment and travel expenses, in accordance with the current policies and procedures.
(e)Equity Awards. Subject to approval by the Compensation Committee, you will be eligible for equity grants according to the Barnes & Noble Education, Inc. annual long-term incentive program. Additional details will be shared after approval.
(f)Severance. In the event that, during the Term and at least six months after the Effective Date, (a) your employment is terminated by the Company without Cause or (b) you voluntarily terminate your employment for Good Reason, the Company shall (i) pay you an amount equal to one times the sum of your then Annual Base Salary and target annual bonus, less all applicable withholding and other applicable taxes and deductions (“Severance Amount”), and (ii) provide you continued health care coverage at the Company’s cost pursuant to the Consolidated Omnibus Reconciliation Act of 1985 (“COBRA”) if you elect COBRA coverage until the earlier of when you are no longer eligible for COBRA coverage or twelve (12) months following your date of termination (the “COBRA Benefits”); provided that (x) you execute and deliver to the Company, and do not revoke, a release of all claims against the Company substantially in the form attached hereto as Exhibit A (“Release”) and (y) you have not materially breached as of the date of such termination any provisions of this Agreement and do not materially breach such provisions at any time during the Relevant Period (as defined below). The Company’s obligation to make such payment shall be cancelled upon the occurrence of any such material breach and, in the event such payment has already been made, you shall repay to the Company such payment within 30 days after demand therefor; provided, however, such repayment shall not be required if the Company shall have materially breached this Agreement prior to the time of your breach. The Severance Amount shall be paid in cash in a single lump sum on the later of (1) the first day of the month following the month in which such termination occurs and (2) the date the Revocation Period (as defined in the Release) has expired and the COBRA Benefits will be provided on a monthly basis. Notwithstanding anything in this paragraph to the contrary, if a Release is not executed and delivered to the Company within 60 days of such termination of employment (or if such Release is revoked in accordance with its terms), the Severance Amount shall not be paid and the COBRA Benefits shall not be made available to you.
(g)Change of Control Payments. If at any time during the Term (i) there is a Change of Control (as defined below) and (ii) your employment is terminated by the Company without Cause or you voluntarily terminate your employment for Good Reason, in either case, within 90 days preceding or two years following the Change of Control or the remainder of the Term, as applicable, then the Company shall (A) pay you an amount equal to two times the sum of (I) your then Annual Base Salary and (II) your target annual bonus for the year of termination (or, if higher, as in effect immediately prior to the Change of Control) (“Change of Control Amount”), and (B) provide you the COBRA Benefits, less all applicable withholding and other applicable taxes and deductions. (A) The Change of Control Amount and the COBRA Benefits are subject to you executing and delivering to the Company (and not revoking) the Release within 60 days following your termination date, (B) the Change of Control Amount shall be paid to you in cash in a single lump sum within 30 days after the date your employment terminates (or, if later, when the Release becomes irrevocable) and (C) the COBRA Benefits will be provided on a monthly basis. In the event that it is determined that the aggregate amount of the payments and benefits that could be considered “parachute payments” within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (collectively, with the regulations and other guidance promulgated thereunder, the “Code”; and such payments and benefits, the “Parachute Payments”) that, but for this paragraph would be payable to you under this Agreement or any other plan, policy, or arrangement of the Company or Barnes & Noble Education, Inc. or any affiliate, exceeds the greatest amount of Parachute Payments that could be paid to you without giving rise to any liability for any excise tax imposed by Section 4999 of the Code (the “Excise Tax”), then the aggregate amount of Parachute Payments payable to you shall not exceed the amount that produces the greatest after-tax benefit to you after taking into account any Excise Tax to be payable by you. Any reduction in Parachute Payments pursuant to the immediately preceding sentence shall be made in the following order: (1) cash payments that do not constitute deferred compensation within the meaning of Section 409A of the Code, (2) welfare or in-kind benefits, (3) equity compensation awards and (4) cash payments that do constitute deferred compensation; in each case, such reductions shall be made in the manner that maximizes the present value to you of all such payments. For the avoidance of doubt, the amounts payable to you under this paragraph shall be in lieu of any amounts payable to you under the previous paragraph (Severance).
(h)As used herein, “Change of Control” shall mean the occurrence of one or more of the following events:
(i)during any period of 24 consecutive months, individuals who were Directors of the Company on the first day of such period (the “Incumbent Directors”) cease for any reason to constitute a majority of the Board; provided, however, that any individual becoming a Director of the Company subsequent to the first day of such period whose election, or nomination for election, by the Company’s stockholders was approved by a vote of at least a majority of the Incumbent Directors shall be considered as though such individual were an Incumbent Director;
(ii)the consummation of (A) a merger, consolidation, statutory share exchange or similar form of corporate transaction involving (x) the Company or (y) any of its Subsidiaries, but in the case of this clause (y) only if Company Voting Securities (as defined below) are issued or issuable (each of the events referred to in this clause (A) being hereinafter referred to as a “Reorganization”) or (B) the sale or other disposition of all or substantially all the assets of the Company to an entity that is not an affiliate (a “Sale”), in each case, if such Reorganization or Sale requires the approval of the Company’s stockholders under the law of the Company’s jurisdiction of organization (whether such approval is required for such Reorganization or Sale or for the issuance of securities of the Company in such Reorganization or Sale), unless, immediately following such Reorganization or Sale, (1) all or substantially all the individuals and entities who were the “beneficial owners” (as such term is defined in Rule 13d-3 under the Securities Exchange Act of 1934 (or a successor rule thereto)) (the “Exchange Act”) of the securities eligible to vote for the election of the Board (“Company Voting Securities”) outstanding immediately prior to the consummation of such Reorganization or Sale beneficially own, directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities of the corporation resulting from such Reorganization or Sale (including a corporation that, as a result of such transaction, owns the Company or all or substantially all the Company’s assets either directly or through one or more subsidiaries) (the “Continuing Corporation”) in substantially the same proportions as their ownership, immediately prior to the consummation of such Reorganization or Sale, of the outstanding Company Voting Securities (excluding any outstanding voting securities of the Continuing Corporation that such beneficial owners hold immediately following the consummation of the Reorganization or Sale as a result of their ownership prior to such consummation of voting securities of any company or other entity involved in or forming part of such Reorganization or Sale other than the Company), (2) no “person” (as such term is used in Section 13(d) of the Exchange Act) (each, a “Person”) (excluding (x) any employee benefit plan (or related trust)

sponsored or maintained by the Continuing Corporation or any corporation controlled by the Continuing Corporation or (y) Leonard Riggio, his spouse, his lineal descendants, trusts for the exclusive benefit of any such individuals, the executor or administrator of the estate or the legal representative of any of such individuals and any entity controlled by any of the foregoing Persons (the “Riggio Shareholders”) beneficially owns, directly or indirectly, 40% or more of the combined voting power of the then outstanding voting securities of the Continuing Corporation and (3) at least a majority of the members of the board of directors of the Continuing Corporation were Incumbent Directors at the time of the execution of the definitive agreement providing for such Reorganization or Sale or, in the absence of such an agreement, at the time at which approval of the Board was obtained for such Reorganization or Sale; or
(iii)any person, corporation or other entity or “group” (as used in Section 14(d)(2) of the Exchange Act) (other than (A) the Company, (B) any trustee or other fiduciary holding securities under an employee benefit plan of the Company or an affiliate, (C) any entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of the voting power of the Company Voting Securities or (D) the Riggio Shareholders) becomes the beneficial owner, directly or indirectly, of securities of the Company representing 40% or more of the combined voting power of the Company Voting Securities; provided, however, that for purposes of this subparagraph (iii), the following acquisitions shall not constitute a Change of Control: (w) any acquisition directly from the Company, (x) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or an affiliate, (y) any acquisition by an underwriter temporarily holding such Company Voting Securities pursuant to an offering of such securities or any acquisition by a pledgee of Company Voting Securities holding such securities as collateral or temporarily holding such securities upon foreclosure of the underlying obligation or (z) any acquisition pursuant to a Reorganization or Sale that does not constitute a Change of Control for purposes of subparagraph (ii) above.
4.Non-Competition and Confidential Information.
(a)Non-Competition; Non-Solicitation. You agree that during the Term and for a period of three years after the termination for any reason of your employment (the “Relevant Period”), you shall not, directly or indirectly, (i) employ or retain, or induce or cause any other person or entity to employ or retain, any person who is, or who at any time in the twelve-month period prior to such time had been, employed or retained by the Company or any of its subsidiaries or affiliates; or (ii) provide services, whether as principal or as agent, officer, director, employee, consultant, shareholder, or otherwise, alone or in association with any other person, corporation or other entity, to any Competing Business (as defined below). For purposes of this Agreement, the term “Competing Business” shall mean (i) Amazon.com and (ii) any other person, corporation or other entity engaged in the Business Area. For purposes of this Agreement, the term “Business Area” shall mean the sale, distribution, rental, or attempted sale, distribution, or rental of books, textbooks, periodicals, newspapers, digital or audio versions of any of the foregoing or e-reading devices and related software, or in the sale, development, distribution, or rental of eBooks, eBook readers, digital learning or content, and/or related merchandise and other materials and products typically sold rented, or distributed at a college or university bookstore or in relation to any type of educational or training, program. Notwithstanding the foregoing, the employee non-solicitation restrictions of this Section 4(a) shall not apply to the placement of general advertisements or the use of general search firm services with respect to a particular geographic area, but which are not targeted, directly or indirectly, towards employees of the Company or any of its subsidiaries.

During your employment with the Company, you will have access to Trade Secrets, Confidential Information and/or other non-public Company Property (as each term is defined below), and you will develop certain relationships with and/or knowledge about current and/or prospective employees, customers, vendors, or contractors such that if you were allowed to pursue relationships with the Company’s current or prospective employees, customers, vendors, or contractors, you would have an unfair advantage based upon confidential information and/or relationships developed. Therefore, you agree that from the Effective Date until the expiration of a period of three years following the termination of your employment with the Company for any reason (the “Covered Period”), you will not, directly or indirectly: (a) solicit or recruit for employment, offer employment to, Dire, solicit, or recruit for placement, place and/or offer to place with another company or entity -- on a temporary, permanent or contract basis, or otherwise -- anyone who at any time during the Covered Period is or was employed by the Company or any of its parents, subsidiaries or affiliates (a “Covered Employee”); provided that, at the time of such solicitation, recruitment, offer of employment, hiring, offer to place or placement, or any time during the ninety (90) day period immediately preceding same, the Covered Employee is or was an employee of the Company or any of its parents, subsidiaries, or affiliates; (b) encourage, entice or persuade, or attempt to encourage, entice or persuade any Covered Employee to leave the Company or any of its parents, subsidiaries, or affiliates; (c) solicit or encourage (i) any customer, vendor, or contractor of Company, (ii) any entity that had been a customer, vendor, or contractor with Company within one year preceding your termination (for any reason) of employment with the Company, (iii) any prospective customer, vendor, or contractor of the Company actively solicited within one year before the termination (for any reason) of your employment with the Company, or (iv) any parent, subsidiary or affiliate of any of the foregoing, to void, terminate or diminish its relationship with the Company or any of its parents, subsidiaries, or affiliates; or (d) seek to persuade (i) any customer, vendor, or contractor of the Company, (H) any entity that had been a customer, vendor, or contractor with Company within one year preceding your termination (for any reason) of employment with the Company, (Hi) any prospective customer, vendor, or contractor of the Company actively solicited within one year before the termination (for any reason) of your employment with the Company, or (iv) any parent, subsidiary, affiliate of any of the foregoing, to conduct with anyone else any business or activity that such customer, vendor, or contractor conducts with the Company or any of its parents, subsidiaries, or affiliates.
You acknowledge and represent that as an employee of the Company, you will not breach any invention, assignment or proprietary information or similar agreement you may have with any former employer or other party. You further acknowledge and represent you will not bring to the Company or use in the performance of your duties for the Company any documents or materials of any kind from a former employer or other person or entity that you are not legally authorized or permitted to use and/or that are not generally available to the public. You also agree that the Company has not asked you to use or disclose any Trade Secrets and/or Confidential Information that is confidential to any of your prior employers. You also agree you are not bound by any agreement (including, without limitation, any non-compete or non-solicitation agreement) that seeks to restrict the employers or entities for or with whom you may work, the customers, clients or prospects you may solicit or work with, or the former co-workers you may solicit or work with, or that you have provided written copies of any such agreement(s) to the Company’s management and has otherwise fully disclosed the existence and terms of any such agreement(s) to the Company’s management.
(b)Ownership of Other Securities. Nothing in Section 4(a) shall be construed as denying you the right to own securities of any corporation listed on a national securities exchange or quoted in the NASDAQ System in an amount up to 5% of the outstanding number of such securities.

(c)Confidential Information. You acknowledge your duties and responsibilities will put you in a position of acquiring and creating Trade Secrets and Confidential Information (as those terms are defined below) concerning the Company. You further acknowledge the Company is engaged in a highly competitive business. The Company’s involvement in this business has required and continues to require the expenditure of substantial amounts of money and the use of skills developed over a long period of time. As a result of these investments of money, skill, and time, the Company has developed and will continue to develop certain valuable Trade Secrets and Confidential Information that are particular to the Company’s business. You acknowledge and agree the disclosure of such information to competitors of the Company or others would cause the Company to suffer substantial and irreparable harm. You acknowledge, therefore, that it is in the Company’s legitimate business interest to restrict your disclosure or use of such Trade Secret and Confidential Information (and other Company Property).
(i)Accordingly, you shall use best efforts and diligence both during and after any employment with the Company, regardless of how, when, or why such employment ends, to protect the confidential, trade secret, and/or proprietary character of all Confidential Information and Trade Secret Information (as defined below). You shall not, directly or indirectly, use (for your benefit or for the benefit of any other person) or disclose any Confidential Information or Trade Secret Information, for so long as it shall remain proprietary or protectable, except as may be necessary for the performance of your duties for the Company. You understand that Confidential Information and/or Trade Secret Information may or may not be labeled as such, and you shall treat all information that appears to be Confidential Information and/or Trade Secret Information as confidential unless otherwise informed or authorized by the Company. Nothing in this Agreement shall be construed to mean that Company owns any intellectual property or ideas that were conceived by you before you commenced employment with Company and which you have previously disclosed to the Company. Subject to Section 4(c)(ii), nothing in this Section 4(c)(i) shall prevent you from complying with a valid legal requirement (whether by oral questions, interrogatories, requests for information or documents, subpoena, civil investigative demand or similar process) to disclose any Confidential Information or Trade Secret Information.
“Confidential Information” means any data or information and documentation, regardless of the form or medium in which it is or was created, stored, reflected, or preserved, that is either developed by you (alone or with others) or to which you shall have access during any employment with the Company, and which has value and is not generally known to the public. “Confidential Information” also includes, but is not limited to, Trade Secret Information, information that is learned or acquired by the Company from others with whom the Company has a business relationship in which, and as a result of which, such information is revealed to the Company, and any other proprietary, confidential, sensitive, or material and non-public, including but not limited to information related to possible or pending mergers and acquisitions, and information regarding the Company or its affiliates’ business affairs, including, without limitation, customer or supplier information, financial information or data, sales, costs, business concepts or plans, processes, methods, systems, know-how, patentable rights, devices, formulas, product specifications, marketing, prices, technology, distribution strategies, proprietary information regarding current or future products or strategy, services, methodologies, processes, research and development and other proprietary rights, and any other information that has value and is not generally known to the public, whether in oral, written, or electronic form and whether or not marked as “confidential.”

“Trade Secret Information” shall mean all information, regardless of the form or medium in which it is or was created, stored, reflected, or preserved, that is not commonly known by or generally available to the public and that (1) derives or creates economic value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means by, other persons who can obtain economic value from its disclosure or use; and (2) is the subject of efforts that are reasonable under the circumstances to maintain its secrecy. The Company’s Trade Secret Information may include, but is not limited to, all confidential information relating to or reflecting the Company’s research and development plans and activities; compilations of data; product plans; sales, marketing and business plans and strategies; pricing, price lists, pricing methodologies and profit margins; current and planned incentive, recognition, and rewards programs and services; personnel; inventions, concepts, ideas, designs and formulae; current, past, and prospective customer lists; current, past, and anticipated customer needs, preferences, and requirements; market studies; computer software and programs (including object code and source code); and computer and database technologies, systems, structures, and architectures.
“Company Property” shall mean all property and resources of the Company, including, without limitation, all Trade Secret and Confidential Information, the Company computer system and all software, e-mail and databases, telephone and facsimile services and all other administrative or support services provided by the Company.
Except as specifically required in the performance of your duties for the Company, you agree you will not, during the course of employment by the Company and for so long thereafter as the pertinent information or documentation remain Trade Secrets, Confidential Information or Company Property, directly or indirectly use, disclose or disseminate to any other person, organization or entity or otherwise use or disclose any Trade Secrets, Confidential Information or Company Property. You will hold the Confidential Information and Trade Secrets in strict confidence and shall exercise a reasonable degree of care to prevent disclosure to any third parties. You also shall not reproduce the Confidential Information or Trade Secrets or use them commercially or for any purpose other than the performance of your authorized duties for Company.
The obligations set forth herein shall not apply to any Trade Secrets, Confidential Information or Company Property that have become generally known to a Competing Business through lawful means and without violation of any law or any agreement not to disclose Trade Secrets, Confidential Information, or Company Property. You agree and acknowledge a business shall be deemed to be in competition with the Company if it is engaged in the in the sale, development, distribution, or rental of books, eBooks, eBook readers, digital learning or content, and/or related merchandise and other materials and products typically sold rented, or distributed at a college or university bookstore or in relation to any type of educational or training program.
Notwithstanding anything in this Agreement to the contrary, you and Company acknowledge you shall not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a Trade Secret that is made to in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney and (ii) solely for the purpose of reporting or investigating a suspected violation of law. In addition, you shall not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a Trade Secret that is made in a complaint or other document filed in a lawsuit or other proceeding so long as such filing is made under seal. Furthermore, in the event you file a lawsuit for retaliation by the Company for reporting a suspected violation of law, you may disclose the Trade Secret to your attorney and use the Trade Secret information in the court proceeding so long as you file any document containing the Trade Secret under seal and do not disclose the Trade Secret except pursuant to court order.
(ii)You agree that both during and after any employment with the Company, regardless of how, when, or why such employment ends, if you are legally required (whether by oral questions, interrogatories, requests for information or documents, subpoena, civil investigative demand or similar process) to disclose any Confidential Information or Trade Secret Information, you shall promptly notify the Company of such request or requirement so that the Company may seek to avoid or minimize the required disclosure and/or to obtain an appropriate protective order or other appropriate relief to ensure that any information so disclosed is maintained in confidence to the maximum extent possible by the agency or other person receiving the disclosure or, in the discretion of the Company, to waive compliance with the provisions of this Section 4(c). Thereafter, you shall use reasonable efforts, in cooperation with the Company or otherwise, to avoid or minimize the required disclosure and/or to obtain such protective order or other relief. If, in the absence of a protective order or the receipt of a waiver hereunder, you are compelled to disclose the Confidential Information or Trade Secret Information or else stand liable for contempt or suffer other sanction, censure, or penalty, you shall disclose only so much of the Confidential Information or Trade Secret Information to the party compelling disclosure as you believe in good faith on the basis of advice of counsel is required by law, and you shall give the Company prior notice of the Confidential Information or Trade Secret Information you believe you are required to disclose. The Company shall reimburse any reasonable legal fees and related expenses you incur in order to comply with this Section 4(c)(ii). Nothing in or about this Agreement shall be construed to (a) interfere with your rights to file a claim with a government agency responsible for enforcing a law, such as the Securities and Exchange Commission or the U.S. Equal Employment Opportunity Commission; (b) prevent you from providing, in accordance with this paragraph, Confidential Information or Trade Secrets to the extent required by law or legal process; or (c) prevent or impede your ability to participate in or cooperate or assist with any government or regulatory entity investigation or proceeding.
(d)Intellectual Property; Assignment of Inventions. “Intellectual Property” means Inventions (as described below), discoveries, improvements, documented ideas, computer programs and related documentation, moral rights, designs, and other works of authorship (“Intellectual Property”). As described more fully below, you agree to promptly disclose to the Company all Intellectual Property (including any Intellectual Property in the formative stages) made during your employment with the Company. Furthermore, you agree to disclose to the Company any Intellectual Property created during the period of one year after the termination (for any reason) of your employment with the Company that relates to or constitutes an improvement upon the Company’s Intellectual Property. You also agree to keep and maintain written records concerning such Intellectual Property and make these records available to the Company at all times.
You shall promptly disclose and provide to the Company, and hereby assign and agree to assign to the Company and its successors and assigns, your entire right, title, and interest in and to any original works of authorship, designs, formulas, processes, improvements, compositions of matter, computer software programs, data, information or databases, methods, procedures or other inventions, developments or improvements of any kind that you conceive, originate, develop, improve, modify and/

or create, solely or jointly with others, during the period of your employment, or as a result of such employment (collectively, “Inventions”), and whether or not any such Inventions also may be included within “Confidential Information” or “Trade Secret Information” (as defined under this Agreement), or are patentable, copyrightable, or protectable as trade secrets. You acknowledge and agree the Company is and shall be the exclusive owner of all rights, title, and interest in and to the Inventions and, specifically, that any copyrightable works prepared by you within the scope of your employment are “works for hire” under the Copyright Act, that such “works for hire” are Intellectual Property, and that the Company shall be considered the author and owner of such copyrightable works. In the event that any Intellectual Property is deemed not to be a “work for hire”, or in the event that you should, by operation of law, be deemed to be entitled to retain any rights, title, or interest in and to any Intellectual Property, you hereby irrevocably waive all rights, title, and interest and assign to the Company, without any further consideration and regardless of any use by the Company of any such Intellectual Property, all rights, title, and interest, if any, in and to such Intellectual Property, whether or not patentable, copyrightable, or subject to other forms of protection, made, created, developed, written, or conceived by you, either solely or jointly with others, during your employment with the Company. You agree that the Company, as the owner of all Intellectual Property, has the full and complete right to prepare and create derivative works based upon the Intellectual Property and to use, reproduce, publish, print, copy, market, advertise, distribute, transfer, sell, publicly perform, and publicly display and otherwise exploit by all means now known or later developed, such Intellectual Property and derivative works anywhere throughout the world and at any time during or after your employment hereunder or otherwise.
Additionally, all Intellectual Property disclosed or made by you within one (1) year after termination of your employment with the Company shall be deemed to be owned by the Company unless such Intellectual Property is proved to have been conceived after termination and without the benefit of any proprietary and/or Confidential Information or Trade Secrets of the Company, its subsidiaries or affiliates. Notwithstanding the above, you shall retain full right and title to Intellectual Property to which all of the following conditions apply: (a) no equipment, supplies, facilities, proprietary and/or Confidential Information, Trade Secrets or Intellectual Property of the Company was used in its development; (b) it was developed entirely on your own time; (c) it does not relate to the business of the Company or to the Company’s anticipated business or developmental programs; and (d) it does not result from any work performed by you for the Company.
You represent you have not, alone or jointly with others, conceived, developed, or reduced to practice prior to the commencement of your employment with the Company any Intellectual Property that you consider to be your property or the property of third parties. You further agree to execute any instrument or papers requested by the company and to assist the Company, or its designees, at the Company’s expense, but without additional compensation to you, in every proper way to secure the Company’s rights in the Intellectual Property and any copyrights, patents, trademarks, design rights, moral rights, mask work rights, or other intellectual property rights relating thereto in any and all countries. You further agree your obligation to execute or cause to be executed any such instrument or papers will continue after the termination of your employment with the Company. If the Company is unable because of your mental or physical incapacity, your refusal to comply with your obligations under this Agreement, or for any other reason, to secure your signature to apply for or to pursue any application for any United States or foreign patents or copyright or trademark registrations covering Intellectual Property or original works of authorship assigned to the Company under this Agreement or otherwise, you do hereby irrevocably designate and appoint the Company, through its duly authorized officers and agents, as your agent and attorney in fact, to act for and on your behalf and stead to execute and file any such applications and to do all other lawfully permitted acts to further the prosecution and issuance of letters patent or copyright or trademark registrations thereon with the same legal force and effect as if executed by you. You understand the Company may have entered into agreements with other parties which imposed obligations on the Company regarding Inventions made during the course of the work under such agreements or regarding the confidential nature of such works, or otherwise received from third parties’ confidential or proprietary information (“Third Party Information”). You agree to be bound by all such obligations of the Company arising in connection with such Third Party Information.
(e)Return of Information. Upon the termination for any reason of your employment with the Company, or at any time the Company may so request, you shall promptly deliver to the Company all Trade Secret, Confidential Information, and Company Property, including all documents (whether in electronic or paper form) that relate or refer to Trade Secret, Confidential Information, or Company Property. Additionally, upon the termination of employment with Company for any reason, you shall not retain any Confidential Information, Trade Secrets, or Company Property in any way obtained by you during the course of your employment with Company. Your obligations under this Agreement shall survive until such time as all of the Confidential Information or Trade Secrets disclosed hereunder becomes publicly known through no action or inaction by you. Company may notify any of your future or prospective employers or any third party of the existence of the provisions of this section of the Agreement.
(f)Cooperation. You agree that both during and after any employment with the Company, regardless of how, when or why such employment ends, you shall provide reasonable cooperation to the Company and its affiliates in connection with any pending or future lawsuit, arbitration, or proceeding between the Company and/or any affiliate and any third party, any pending or future regulatory or governmental inquiry or investigation concerning the Company, and/or any affiliate and any other legal, internal, or business matters of or concerning the Company and/or any affiliate. Such cooperation shall include meeting with and providing information the Company, any affiliate, and/or their respective attorneys, auditors, or other representatives as reasonably requested by the Company. The Company shall reimburse any reasonable legal fees and related expenses you incur in order to comply with this Section 4(f).
(g)Non-Disparagement. During and after any employment with the Company, regardless of how, when or why such employment ends, (i) you shall not make, either directly or by or through another person, any oral or written negative, disparaging, or adverse statements or representations of or concerning the Company or its subsidiaries or affiliates, any of their clients or businesses, or any of their current or former officers, directors, employees, or shareholders and (ii) the Company shall instruct the Company Parties (as defined below) not to make any oral or written negative, disparaging or adverse statements or representations of or concerning you; provided, however, that nothing herein shall prohibit (y) critical communications between you and the Company or Company Parties during the Term and in connection with your employment or (z) you or any Company Party from disclosing truthful information if legally required (whether by oral questions, interrogatories, requests for information or documents, subpoena, civil investigative demand or similar process). For purposes of this Agreement, the term “Company Parties” shall mean the executive officers and designated spokespersons of the Company.
(h)Severability. If any of the restrictions in this Section 4 should for any reason whatsoever be declared invalid, the validity or enforceability of the remainder of this Agreement shall not be adversely affected thereby.

(i)Equitable Relief. You acknowledge that your services to the Company are of a unique character that gives them a special value to the Company. You further recognize that any violation of the restrictions in this Section 4 may give rise to losses or damages for which the Company cannot be reasonably or adequately compensated in an action at law and that such violation may result in irreparable and continuing harm to the Company. Accordingly, you agree that, in addition to any other remedy that the Company may have at law or in equity, the Company shall be entitled to seek injunctive relief to restrain any violation by you of the restrictions in this Section 4.
(ii)In addition, the Company recognizes that any violation of the restrictions in Section 4(g)(ii)) may give rise to losses or damages for which you cannot be reasonably or adequately compensated in an action at law and that such violation may result in irreparable and continuing harm to you. Accordingly, the Company agrees that, in addition to any other remedy that you may have at law or in equity, you shall be entitled to seek injunctive relief to restrain any violation by the Company of the restrictions in Section 4(g)(ii).
(j)Reasonableness. You acknowledge that the limitations and obligations contained in this Section 4 are, individually and in the aggregate, reasonable and properly required by the Company, and in the event that any such limitations are found to be unreasonable and unenforceable, you shall submit to such limitations and/or obligations in such form as an arbitrator shall determine. You agree that you shall not challenge or contest the reasonableness, validity, or enforceability of any such limitations and obligations.
(k)Duty of Loyalty. You acknowledges you owe a duty of loyalty to the Company, which you acknowledge means, among other things, that while an employee of the Company, you must act in the best interests of the Company. You, therefore, agree that, without limitation: (a) you shall devote your best efforts and undivided time, effort and loyalty to the business of the Company; (b) you shall discharge all of your duties and responsibilities that are or may be assigned to you by the Company conscientiously, in good faith and to the best of your ability, giving to the Company the full benefit of your knowledge, expertise, skill and judgment; (c) you shall not engage in any illegal or unethical conduct in the performance of your duties and responsibilities; and (d) you shall not engage in any conduct that creates an actual, potential or apparent conflict between your personal interests and the Company’s interests, or which otherwise may adversely affect your judgment or ability to act in the Company’s best interests. If you are uncertain whether any particular activity may violate your duty of loyalty, you agree to notify the Company and not engage in any such conduct without the express, written consent of an authorized representative of the Company.
(l)Governmental Agencies. Notwithstanding any provision of this Agreement to the contrary, this Agreement is not intended to, and shall not, limit or restrict you from: (a) filing and, as provided for under Section 21F of the Securities Exchange Act of 1934, maintaining the confidentiality of a claim with a government agency that is responsible for enforcing a law; (b) providing Confidential Information (as defined in Section 4(c)(ii)) to the extent required by law or legal process or permitted by Section 21F of the Securities Exchange Act of 1934; or (iii) cooperating or assisting with or participating in any government or regulatory entity investigation or proceeding.
5.Miscellaneous.
(a)Entire Agreement. This Agreement constitutes the entire agreement between you and the Company with respect to the terms and conditions of your employment by the Company and supersedes all prior agreements, understandings and arrangements, oral or written, between you and the Company or its affiliate (including, without limitation, MBS Textbook Exchange, Inc. and your letter agreement with the Company dated as of February 21, 2017) with respect to the subject matter hereof.
(b)Binding Effect; Benefits. This Agreement shall inure to the benefit of and shall be binding upon you and the Company and our respective heirs, legal representatives, successors, and assigns.
(c)Amendments and Waivers. This Agreement may not be amended or modified except by an instrument or instruments in writing signed by both parties to this Agreement. Electronic communications, even if receipt is acknowledged, shall not constitute an amendment or modification of this Agreement.
(d)Assignment. Neither this Agreement nor any rights or obligations that either party may have by reason of this Agreement shall be assignable by either party without the prior written consent of the other party.
(e)Notices. Any notice that may or must be given under this Agreement shall be in writing and shall be personally delivered or sent by certified or registered mail, postage prepaid, or reputable overnight courier, addressed to you at the address set forth on the first page hereof, or to the Company at 120 Mountain View Boulevard, Basking Ridge, NJ 07920 to the attention of the Vice President and Chief Human Resources Officer for the Company (with a copy to the General Counsel for the Company), or to such other address as you or the Company, as the case may be, may designate in writing in accordance with the provisions of this section.
(f)Section and Other Headings; Other. The section and other headings contained in this Agreement are for reference purposes only and are not deemed to be a part of this Agreement or to affect the meaning and interpretation of this Agreement. For purposes of this Agreement, the term “including” shall mean “including, without limitation.”
(g)Governing Law. This Agreement shall be construed (both as to validity and performance) and enforced in accordance with and governed by the laws of the State of New Jersey applicable to agreements made and to be performed wholly within the State of New Jersey, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New Jersey or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New Jersey. Exclusive jurisdiction for all disputes or claims arising under or in connection with this Agreement, and any and all claims by or against you relating to your employment with the Company, shall be in the state and federal courts in New Jersey. YOU HEREBY CONSENT TO THE EXERCISE OF JURISDICTION OF THE COURT IN THE EXCLUSIVE FORUM SET FORTH IN THIS AGREEMENT AND WAIVE ANY RIGHT YOU MAY HAVE TO CHALLENGE OR CONTEST THE REMOVAL AT ANY TIME BY THE COMPANY TO FEDERAL COURT OF ANY ACTION YOU MAY BRING AGAINST IT IN STATE COURT. YOU AND THE COMPANY MUTUALLY WAIVE THEIR RIGHT TO TRIAL BY JURY IN ANY ACTION CONCERNING THIS AGREEMENT OR YOUR EMPLOYMENT IN GENERAL.
(h)Survival of Rights and Obligations. All rights and obligations arising hereunder shall continue to have full force and effect after the termination of this Agreement unless otherwise provided herein to the extent necessary to preserve the intended benefits of such provisions. If any section of this Agreement is determined to be void, voidable or unenforceable, it shall have no effect on the remainder of this Agreement, which shall remain in full force and effect, and the provisions so held invalid or unenforceable shall be deemed modified as to give such provisions the maximum effect permitted by applicable law.
(i)Section 409A of the Code. It is intended that the provisions of this Agreement comply with Section 409A of the Code, and all provisions of this Agreement shall be construed and interpreted in a manner consistent with the requirements for avoiding taxes or penalties under Section 409A of the Code. If, at the time of your separation from service (within the meaning of Section 409A of the Code), (i) you shall be a specified employee (within the meaning of Section 409A of the Code and using the identification methodology selected by the Company from time to time) and (ii) the Company shall make a good faith determination that an amount payable under this Agreement or any other plan, policy, arrangement or agreement of or with the Company or Barnes & Noble Education, Inc. (this Agreement and such other plans, policies, arrangements and agreements, the “Company Plans”) constitutes deferred compensation (within the meaning of Section 409A of the Code) the payment of which is required to be delayed pursuant to the six-month delay rule set forth in Section 409A of the Code in order to avoid taxes or penalties under Section 409A of the Code, then the Company shall not pay any such amount on the otherwise scheduled payment date but shall instead accumulate such amount and pay it, without interest, on the first day of the seventh month following such separation from service. Except as permitted under Section 409A of the Code, any deferred compensation (within the meaning of Section 409A of the Code) payable to or for your benefit under any Company Plan may not be reduced by, or offset against, any amount owing by you to the Company. Except as specifically permitted by Section 409A of the Code, the benefits and reimbursements provided to you under this Agreement and any Company Plan during any calendar year shall not affect the benefits and reimbursements to be provided to you under the relevant section of this Agreement or Company Plan in any other calendar year, and the right to such benefits and reimbursements cannot be liquidated or exchanged for any other benefit and shall be provided in accordance with Treas. Reg. Section 1.409A-3(i)(1)(iv) or any successor thereto. Further, in the case of reimbursement payments, such payments shall be made to you on or before the last day of the calendar year following the calendar year in which the underlying fee, cost, or expense is incurred. Notwithstanding the preceding, the Company makes no representations concerning the tax consequences of your participation in this Agreement under Section 409A of the Code or any other Federal, state or local tax law. Your tax consequences shall depend, in part, upon the application of relevant tax law, including Section 409A of the Code, to the relevant facts and circumstances. You should consult a competent and independent tax advisor regarding the tax consequences of this Agreement.
(j)Representations and Warranties. You hereby represent and warrant to the Company that (i) your execution, delivery, and performance of this Agreement do not and shall not conflict with, breach, violate, or cause a default under any contract, agreement, instrument, order, judgment or decree to which you are a party or by which you are bound; (ii) you are not a party to or bound by any employment agreement, non-compete agreement, or confidentiality agreement with any other person or entity that has not been disclosed to the Company prior to the execution of this Agreement; (iii) in the performance of any duties and responsibilities on behalf of the Company, you shall not divulge or use in any way any trade secrets or confidential or proprietary information that are within your possession or knowledge (if any) and are owned by any other person or entity, regardless of whether or not such trade secrets or confidential or proprietary information are subject to any written agreement; and (iv) upon the execution and delivery of this Agreement, it shall be a valid and binding obligation, enforceable in accordance with its terms. You hereby acknowledge and represent that you fully understand the terms and conditions contained herein.

(k)Counterparts. This Agreement may be executed in one or more identical counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. In the event any signature is delivered by facsimile, PDF, scanned, or electronic transmission, such signature shall create a valid and binding obligation of the party executing the same with the same force and effect as if such facsimile, PDF, scanned, or electronic signature page were an original thereof.
(l)Reasonable Scope of Agreement. You acknowledge and agree the foregoing agreements and restrictions are reasonable and necessary for the protection of the Company and its business, and are not limited in time to the duration of your employment but extend after and shall survive the termination of your employment, irrespective of the reason for your termination. You further acknowledge and agree the Company shall be entitled to seek an injunction or other forms of equitable relief to prevent or terminate any violation of the foregoing restrictions. Any such relief shall be in addition to and not in lieu of any other remedy available to the Company, whether at law or in equity.
(m)Employee Review of Agreement. You understand you have the right to consult an attorney prior to the signing of this Agreement, and acknowledge your signature below signifies you have fully reviewed and understand all of the terms of this Agreement and have agreed to those terms.
If the foregoing accurately reflects our agreement, kindly sign and return to us the enclosed duplicate copy of this Agreement.
Very truly yours,
Sign: /s/ JoAnn Magill
Name: JoAnn Magill
Title: SVP, Human Resources
Date: June 27, 2019
Accepted and Agreed to:
Dave Henderson
Sign: /s/ Dave Henderson
Date: June 25, 2019

EXHIBIT A
GENERAL RELEASE AND WAIVER
1.Dave Henderson (“Employee”) hereby acknowledges and agrees that Employee’s employment with MBS Textbook Exchange, LLC (the “Company”) terminated on_________ 20___ (the “Termination Date”).
2.Employee acknowledges and agrees that Employee’s executing this General Release and Waiver (“Release”) is a condition precedent to the Company’s obligation to pay (and the Employee’s right to retain) the payments and benefits set forth in section 3(f) and 3(g) of the employment letter agreement, dated as of June __, 2019, between Employee and the Company (such agreement referred to herein as the “Employment Agreement” and such payments and benefits collectively referred to herein as the “Separation Benefit”) (or, as applicable, the payments and benefits set forth in section 3(g) of the Employment Agreement), that the Separation Benefit is adequate consideration for this Release, and that any monetary or other benefits that, prior to the execution of this Release, Employee may have earned or accrued, or to which Employee may have been entitled, have been paid or such payments or benefits have been released, waived or settled by Releasor (as defined below) except as expressly provided in this Release.
3. THIS SECTION PROVIDES A COMPLETE RELEASE AND WAIVER OF ALL EXISTING AND POTENTIAL CLAIMS EMPLOYEE MAY HAVE AGAINST EVERY PERSON AND ENTITY INCLUDED WITHIN THE DESCRIPTION BELOW OF “RELEASEE.” BEFORE EMPLOYEE SIGNS THIS RELEASE, EMPLOYEE MUST READ THIS SECTION CAREFULLY, AND MAKE SURE THAT EMPLOYEE UNDERSTANDS IT FULLY.
(b)In consideration of Employee’s receipt and acceptance of the Separation Benefit from the Company, and on behalf of the Company and each Releasee (as defined below), Employee, on Employee’s behalf and on behalf of Employee’s heirs, executors, administrators, successors and assigns (collectively, “Releasor”), hereby irrevocably, unconditionally and generally releases the Company, its current and former officers, directors, shareholders, trustees, parents, members, managers, affiliates, subsidiaries, branches, divisions, benefit plans, agents, attorneys, advisors, counselors and employees, and the current and former officers, directors, shareholders, agents, attorneys, advisors, counselors and employees of any such parent, affiliate, subsidiary, branch or division of the Company and the heirs, executors, administrators, receivers, successors and assigns of all of the foregoing (each, a “Releasee”), from or in connection with, and hereby waives and/or settles, except as provided in Section 3(c) herein, any and all actions, causes of action, suits, debts, dues, sums of money, accounts, controversies, agreements, promises, damages, judgments, executions, or any liability, claims or demands, known or unknown and of any nature whatsoever, whether or not related to employment, and which Releasor ever had, now has or hereafter can, shall or may have as of the date of this Release, including, without limitation, (i) any rights and/or claims arising under any contract, express or implied, written or oral, including, without limitation, the Employment Agreement; (ii) any rights and/or claims arising under any applicable foreign, federal, state, local or other statutes, orders, laws, ordinances, regulations or the like, or case law, that relate to employment or employment practices, including, without limitation, family and medical, and/or, specifically, that prohibit discrimination based upon age, race, religion, sex, color, creed, national origin, sexual orientation, marital status, disability, medical condition, pregnancy, veteran status or any other unlawful bases, including, without limitation, the Civil Rights Act of 1964, as amended, the Civil Rights Act of 1991, as amended, the Civil Rights Acts of 1866 and 1871, as amended, the Age Discrimination in Employment Act of 1967, as amended, the Older Workers Benefit Protection Act, the Immigration Reform and Control Act, the Fair Credit Reporting Act, the Consumer Credit

Protection Act, the Fair Labor Standards Act, the National Labor Relations Act, the Uniform Services Employment and Reemployment Rights Act of 1994, the Genetic Information Nondiscrimination Act, the Occupational Safety and Health Act, the Patient Protection and Affordable Care Act, the Drug-Free Workplace Act, the Equal Pay Act, the Americans with Disabilities Act of 1990, as amended, the Family Medical Leave Act of 1993, as amended, the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), the Vietnam Era Veterans’ Readjustment Assistance Act of 1974, as amended, the Worker Adjustment and Retraining Notification Act of 1988, as amended, and any similar applicable statutes, orders, laws, ordinances, regulations or the like, or case law, of the State of New Jersey and any state in which any Releasee is subject to jurisdiction, or any political subdivision thereof, including, without limitation, the New York State Human Rights Law, the New York State Labor Law, the New York City Human Rights Law, the New Jersey Law Against Discrimination and the New Jersey and New York Wage and Hour Laws, and all applicable rules and regulations promulgated pursuant to or concerning any of the foregoing statutes, orders, laws, ordinances, regulations or the like; (iii) any waivable rights and/or claims relating to wages and hours, including under state or local labor or wage payment laws; (iv) any rights and/or claims to benefits that Employee may have or become entitled to receive under any severance, termination, change of control, bonus or similar policy, plan, program, agreement or similar or related arrangements, including, without limitation, any offer letter, letter agreement or employment agreement between Employee and the Company; (v) any rights and/or claims that Employee may have to receive any equity in the Company (whether restricted or unrestricted) in the future; and (vi) and any rights and/or claims for attorneys’ fees. Employee agrees not to challenge or contest the reasonableness, validity, or enforceability of this Release.
(c)Notwithstanding the foregoing, Employee does not release any Releasee from any of the following rights and/or claims: (i) any rights and/or claims Employee may have that arise after the date Employee signs this Release; (ii) any rights and/or claims that by law cannot be waived by private agreement; (Hi) Employee’s right to file a charge with or participate in any investigation or proceeding conducted by the U.S. Equal Employment Opportunity Commission (“EEOC”) or similar government agency; provided that even though Employee can file a charge or participate in an investigation or proceeding conducted by the EEOC or similar government agency, by executing this Release, Employee is waiving his/her ability to obtain relief of any kind from any Releasee to the extent permitted by law; (iv) Employee’s non-forfeitable rights to accrued benefits (within the meaning of Sections 203 and 204 of ERISA); (v) any rights and/or claims to indemnification from the Company pursuant to its governing documents or applicable law and any rights and/or claims to insurance coverage under any directors’ and officers’ personal liability insurance or fiduciary insurance policy; and (vi) any rights and/or claims to enforce the Employment Agreement in accordance with its terms.
4.Nothing in or about this Release prohibits Employee from: (i) filing and, as provided for under Section 21F of the Securities Exchange Act of 1934, maintaining the confidentiality of a claim with a government agency that is responsible for enforcing a law; (H) providing Confidential Information (as defined in Section 4(c)(i) of the Employment Agreement) to the extent required by law or legal process or permitted by Section 21F of the Securities Exchange Act of 1934; or (Hi) cooperating, participating, or assisting in any government or regulatory entity investigation or proceeding.
5.Employee represents and warrants that Employee has not filed or commenced any complaints, claims, actions, or proceedings of any kind against any Releasee with any federal, state, or local court or any administrative, regulatory or arbitration agency or body. Employee hereby waives any right to, and agrees not to, seek reinstatement or employment of any kind with any Releasee and, without waiver by any Releasee of the foregoing, the existence of this Release shall be a valid, nondiscriminatory basis for rejecting any such application or, in the event Employee obtains such employment, for terminating such employment. This Release and the Separation Benefit are not intended to be, shall not be construed as, and are not an admission or concession by any Releasee of any wrongdoing or illegal or actionable acts or omissions.
6. Employee hereby represents and agrees that Employee shall keep confidential and not disclose orally or in writing, to any person, except as may be required by law, any and all information concerning the existence or terms of this Release and the amount of any payments made hereunder. Employee further agrees that, except as shall be required by law, Employee shall keep confidential and not disclose orally or in writing, directly or indirectly, to any person (except Employee’s immediate family, attorneys and accountant), any and all information concerning any facts, claims or assertions relating or referring to any experiences of Employee or treatment Employee received by or on behalf of any Releasee through the date of this Release.
(b)If Employee is requested or required (by oral questions, interrogatories, requests for information, or documents, subpoena, civil investigative demand or similar process) to disclose any information covered by Section 6(a) herein, Employee shall promptly notify the Company of such request or requirement so that the Company may seek to avoid or minimize the required disclosure and/or to obtain an appropriate protective order or other appropriate relief to ensure that any information so disclosed is maintained in confidence to the maximum extent possible by the agency or other person receiving the disclosure, or, in the discretion of the Company, to waive compliance with the provisions of this Release. Employee shall use reasonable efforts, in cooperation with the Company or otherwise, to avoid or minimize the required disclosure and/or to obtain such protective order or other relief. If, in the absence of a protective order or the receipt of a waiver hereunder, Employee is compelled to disclose such information or else stand liable for contempt or suffer other sanction, censure, or penalty, Employee shall disclose only so much of such information to the party compelling disclosure as he/she believes in good faith on the basis of advice of counsel is required by law, and Employee shall give the Company prior notice of such information he believes he is required to disclose.
7. Employee shall not make, either directly or by or through another person, any oral or written negative, disparaging or adverse statements or representations of or concerning any Releasee.
(b)Without limitation to the survival of any other terms of the Employment Agreement subsequent to the end of Employee’s employment, the expiration or termination of the Employment Agreement, and/or the execution and effectiveness of this Release, Employee and the Company expressly acknowledge that the terms of Sections 4 and 5 of the Employment Agreement survive and shall be in full force and effect as provided in the Employment Agreement.
8.The covenants, representations, and acknowledgments made by Employee in this Release shall continue to have full force and effect after the execution and effectiveness of this Release and the delivery of the Separation Benefit, and this Release shall inure to the benefit of each Releasee, and the successors and assigns of each of them, to the extent necessary to preserve the intended benefits of such provisions. If any section of this Release is determined to be void, voidable, or unenforceable, it shall have no effect on the remainder of this Release, which shall remain in full force and effect, and the provisions so held invalid or unenforceable shall be deemed modified as to give such provisions the maximum effect permitted by applicable law. Without limitation to Sections 3(f) and 3(g) of the Employment Agreement, the Company shall be excused and released from any obligation to make payment of the Separation Benefit, and Employee shall be obligated to return to the Company the Separation Benefit, in the event that Employee is found to have (a) made a material misstatement in any term, condition, covenant, representation, or acknowledgment in this Release, or (b) Employee is found to have committed or commits a material breach of any term, condition, or covenant in this Release.
9.This Release and the Employment Agreement constitute the sole and complete agreement between the parties with respect to the matters set forth therein and supersedes all prior agreements, understandings, and arrangements, oral or written, between Employee and the Company with respect to the subject matter thereof. This Release may not be amended or modified except by an instrument or instruments in writing signed by the party against whom enforcement of any such modification or amendment is sought. Either party may, by an instrument in writing, waive compliance by the other party with any term or provision of this Release to be performed or complied with by such other party.
10.With respect to any claims or disputes under or in connection with this Release or any claims released under Section 3 of this Release, Employee and the Company hereby acknowledge and agree that Section 5(g) of the Employment Agreement shall govern. Employee acknowledges that a breach or threatened breach of the provisions of this Release may give rise to losses or damages for which the Company cannot be reasonably or adequately compensated in an action at law, and that such violation may result in irreparable and continuing harm to the Company. Accordingly, Employee agrees that, in addition to any other remedy that the Company may have at law or in equity, the Company shall be entitled to seek equitable relief, including, without limitation, injunction and specific performance and Employee hereby waives any requirements for security or posting of any bond in connection with such relief. No specification in this Release of any particular remedy shall be construed as a waiver or prohibition of any other remedies (including claims for damages) in the event of a breach or threatened breach of this Release.
11.Employee agrees and acknowledges that (a) Employee has had an adequate opportunity to review this Release and all of its terms, (b) Employee understands all of the terms of this Release, which are fair, reasonable, and are not the result of any fraud, duress, coercion, pressure, or undue influence exercised by or on behalf of any Releasee, and (c) Employee has agreed to and/or entered into this Release and all of the terms hereof, knowingly, freely, and voluntarily.
12.By executing this Release, Releasor acknowledges that (a) Employee has been advised by the Company to consult with an attorney before executing this Release; (b) Employee was provided and has adequate time (that is, 21 days) to review this Release and to consider whether to sign this Release, (c) Employee has been advised that Employee has 7 days following execution to revoke this Release (“Revocation Period”), (d) the Release is written in a manner calculated to be understood by Employee, (e) the Release represents Employee’s knowing and voluntary release of any and all claims that he/she might have up through the date this Release is signed, including, but not limited to, any claims arising under the Age Discrimination in Employment Act, (f) Employee has not been asked to release, nor has he/she released, any claim that may arise after the date of this Release, and (g) the consideration that Employee will receive in exchange for signing this Release (that is, the Separation Benefit) is something of value to which he/she was not already entitled. Notwithstanding anything to the contrary contained herein or in the Employment Agreement, this Release shall not be effective or enforceable, and the Separation Benefit is not payable and shall not be delivered or paid by the Company, until the Revocation Period has expired (that is, the 8th day after the Employee signs the Release) and provided that Employee has not revoked this Release. Employee agrees that any revocation of the Release by Employee shall be made in writing and delivered to the Vice President and Chief Human Resources Officer, Barnes & Noble Education, Inc., 120 Mountain View Blvd., Basking Ridge, NJ 07920, in a manner such that it is delivered before the expiration of the Revocation Period.

Employee acknowledges that revocation of this Release shall result in the Company’s not having an obligation to pay the Separation Benefit.

Signature:		Date:
Dave Henderson

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